                             PERFORMANCE OPTION AGREEMENT

                            (MANAGEMENT STOCK OPTION PLAN)


    AGREEMENT made on ______________, 1996 (this "Agreement") by and between Rykoff-Sexton, Inc., a Delaware corporation (the "Company"), and (the "Optionee" or the "Employee").

    WHEREAS, the Company, USF Acquisition Company, a Delaware corporation and a wholly-owned subsidiary of the Company ("Merger Sub"), and US Foodservice Inc. (f/k/a Unifax Holdings, Inc.), a Delaware corporation ("US Foodservice"), have entered into an Agreement and Plan of Merger dated February 2, 1996 (the "Merger Agreement"), pursuant to which US Foodservice has been merged with and into Merger Sub (the "Merger");

    WHEREAS, WS Holdings Corporation, a Delaware corporation and a wholly-owned subsidiary of US Foodservice ("WS Holdings"), had adopted the Management Stock Option Plan of WS Holdings Corporation (as amended from time to time, the "Plan");

    WHEREAS, pursuant to the Plan, the Optionee has been granted a nonqualified option on October 18, 1988 (the "Grant Date") to purchase shares of Class A Common Stock, par value $.01 per share, of WS Holdings;

    WHEREAS, US Foodservice has assumed the obligation of WS Holdings to issue shares upon exercise of such option and such option constituted an option to purchase (as of immediately prior to the Effective Time (as defined in the Merger Agreement) of the Merger) shares of US Foodservice Class A Common Stock, par value $.01 per share ("US Foodservice Class A Common Stock"), at an exercise price per share of $13.71 (the "Old Option"); and

    WHEREAS, Section 4.1(e) of the Merger Agreement provides that at the Effective Time certain outstanding options to purchase shares of US Foodservice Class A Common Stock or shares of US Foodservice Class B Common Stock, par value $.01 per share (together with US Foodservice Class A Common Stock, "US Foodservice Common Stock"), shall be assumed by the Company and shall constitute an option to acquire shares of its Common Stock, par value $.10 per share ("Stock").

    1. DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.

    2. NUMBER OF SHARES AND OPTION PRICE. The Optionee is hereby granted a nonqualified stock option (the "Option") to purchase an aggregate of shares of Stock pursuant to the terms of this Agreement and the provisions of the Plan. The exercise price of the Option shall be $9.41 per share of Stock issuable hereunder (the "Option Price").

    3. CONDITIONS TO EXERCISABILITY AND PERIOD OF OPTION. (a) This Option (until terminated as hereinafter provided or as provided in the Plan) shall be exercisable to the extent of 100% of the shares of Stock hereinabove specified after the Optionee shall have been in the continuous employ of US Foodservice, Merger Sub, the Company or any Subsidiary (as defined in the Plan) of US Foodservice, Merger Sub or the Company for one full year from the Effective Time. To the extent exercisable, this Option may be exercised in whole or in part from time to time.

    (b) Unless the Option is previously terminated pursuant to this Agreement, the term of the Option and of this Agreement shall terminate upon the expiration of ten years and one day from the Grant Date. Upon the termination of the Option, all rights of the Employee hereunder shall cease.

    (c) The Option may be exercised only to purchase whole and fractional shares of Stock.

    (d) Except as otherwise provided in the Plan, no portion of the Option shall be exercisable unless the Employee at the time of such exercise is, and at all times from the Grant Date has been, in the employ of Rykoff-Sexton, Foodservice or a Subsidiary.

    (e) If the employment of the Employee with Rykoff-Sexton, Foodservice or a Subsidiary terminates for any reason, the period during which the Employee shall be permitted to exercise the Option shall be determined as provided in
Section 11 of the Plan and Rykoff-Sexton and the Employee shall be governed by the provisions of Section 12 of the Plan.

    4. NON-TRANSFERABILITY OF OPTION; DEATH OF EMPLOYEE. The Option and this Agreement shall not be transferable otherwise than by will or by the laws of descent and distribution; and the Option may be exercised, during the lifetime of the Employee, only by him or her, and, in the event of the death of the Employee, only by his or her estate.

    5. EXERCISE OF OPTION. The Option shall be exercised in the following manner or otherwise in accordance with the Plan: the Employee or his or her estate shall deliver to the Company written notice, substantially in the form set forth as Exhibit A hereto, specifying the number of shares of Stock which he elects to purchase and a date, not more than ninety (90) days after the date of such notice, upon which such shares of Stock shall be purchased and payment therefor shall be made. Upon delivery to the Company on such date of cash or certified or bank cashier's check payable to the order of the Company, in an amount equal to the product of the number of shares of Stock specified in such notice and the Option Price, together with payment, by cash or certified or bank cashier's check payable to the order of the Company, of such amount as the Company deems necessary to satisfy its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise or the transfer of shares of Stock thereupon, the shares of Stock so purchased shall thereupon be promptly delivered to the Employee or his or her estate. The Employee and his or her estate will not be deemed to be a holder of any shares of Stock pursuant to exercise of the Option until the date of the issuance of a stock certificate to him or her or his or her estate for such shares. The Employee may specify in any exercise notice that only shares of Stock shall be issued and that if the Company may not then issue shares of Stock the effectiveness of such exercise shall be delayed until such time as the Company may issue shares.

    6. SPECIFIC RESTRICTIONS UPON OPTION SHARES. The Employee hereby agrees with the Company as follows:

         (a) The Employee shall not dispose of any shares of Stock acquired upon exercise of the Option in transactions which, in the opinion of counsel to the Company, violate the Securities Act of 1933, as amended (the "1933 Act"), or the rules and regulations thereunder, or any applicable state securities or "blue sky" laws; and further

         (b) No public offering (otherwise than on a national securities exchange, as defined in the Securities Exchange Act of 1934, as amended) of any shares of Stock acquired upon exercise of the Option shall be made by the Employee (or any other person) under such circumstances that he or she (or such other person) may be deemed an underwriter, as defined in the 1933 Act.

         The Employee further agrees that the Company shall have the authority to endorse upon the certificate or certificates representing the shares of Stock acquired upon exercise of the Option such legends referring to the foregoing restrictions, or any other applicable restrictions, as it may deem appropriate.

    7. NOTICES. Any notice to be given hereunder shall be in writing and shall be deemed given when delivered personally, sent by courier or telecopy or registered or certified mail, postage prepaid, return receipt requested, addressed to the party concerned at the address indicated below or to such other address as such party may subsequently give notice of hereunder in writing:

         To Optionee at:

         To the Company at:

         Rykoff-Sexton, Inc.
         1050 Warrenville Road
         Lisle, Illinois 60532-5201
         Attn: Robert J. Harter, Jr.
               Senior Vice President,
               Human Resources and
               General Counsel
         Telecopy:  (708) 964-0355

    Any notice delivered personally or by courier under this Section 7 shall be deemed given on the date delivered and any notice sent by telecopy or registered or certified mail, postage prepaid, return receipt requested, shall be deemed given on the date telecopied or mailed.

    8. FAILURE TO ENFORCE NOT A WAIVER. The failure of the Company to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

    9. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF DELAWARE.

    10. PROVISIONS OF PLAN. The Option provided for herein is granted pursuant to the Plan, and the Option and this Agreement are in all respects governed by the Plan and subject to all of the terms and provisions thereof, whether such terms and provisions are incorporated in this Agreement solely by reference or are expressly cited herein. The Optionee hereby consents to the amendment and restatement of the Management Stock Option Plan of WS Holdings Corporation in the form of the Plan presented to the Optionee herewith. By signing this Agreement, the Optionee confirms that he has received a copy of the Plan and has had an opportunity to review the contents thereof.

    11. OLD OPTION. This Agreement supersedes and replaces all of the Optionee's rights and benefits under the Agreement dated as of the Grant Date between WS Holdings and the Optionee, as amended (the "Prior Option Agreement"). From and after the date of this Agreement, the Prior Option Agreement and the Old Option shall terminate and be of no further force or effect and the Optionee hereby waives and forever relinquishes all rights and benefits thereunder.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                       RYKOFF-SEXTON, INC.




                                       By:
                                          ------------------------------------
                                            Mark Van Stekelenburg
                                            Chairman and Chief
                                              Executive Officer



                                       OPTIONEE


                                       ---------------------------------------

                                                                       EXHIBIT A


                                                      Date:
                                                           --------------------



Rykoff-Sexton, Inc.
1050 Warrenville Road
Lisle, Illinois 60532

Attention:    Robert J. Harter, Jr.
              Senior Vice President,
              Human Resources and General Counsel

         Re:  EXERCISE OF OPTION

Dear Sirs:

    Pursuant to the terms of the Performance Option Agreement (the "Agreement") between us dated ______________, in which you have granted to me an option to purchase a certain number of the shares of common stock, par value $.10 per share (the "Shares"), of Rykoff-Sexton, Inc. ("Rykoff-Sexton") on certain terms and conditions, I hereby give notice that I elect to exercise such option to the extent of ___________ Shares at $_____ per Share. In full payment of the option price for such Shares, as provided in the Agreement, I agree to deliver on _______________ (the "Closing Date") a certified or bank cashier's check to the order of Rykoff-Sexton or cash, in each case, in the amount of $_________ for such exercise. I agree to pay an additional amount equal to any withholding obligation Rykoff-Sexton may have as a result of this exercise.

    I covenant and agree that I shall not dispose of any Shares acquired by exercise of the option in any transaction or transactions which, in the option of counsel to Rykoff-Sexton, may violate the Securities Act of 1933, as amended (the "1933 Act"), or the rules and regulations thereunder or any applicable state securities or "blue sky" laws.

    I further covenant and agree that no public offering (otherwise than on a national securities exchange, as defined in the Securities Act of 1934, as amended) of any Shares acquired by exercise of the option will be made by me or by any successor under such circumstances that I or such successor may be deemed an underwriter, as defined in the 1933 Act.

    I understand that the Company may endorse upon the certificate or certificates representing the Shares acquired upon exercise of the option such legends referring to the foregoing restrictions, or any other applicable restrictions, as it may deem appropriate.

                                  Very truly yours,


                                  ----------------------------------------
                                       (Signature)


                                  ----------------------------------------
                                       (Print Name)


                                  ----------------------------------------

                                  ----------------------------------------

                                  ----------------------------------------
                                       (Address)

                             PERFORMANCE OPTION AGREEMENT

                            (MANAGEMENT STOCK OPTION PLAN)


    AGREEMENT made on ______________, 1996 (this "Agreement") by and between Rykoff-Sexton, Inc., a Delaware corporation (the "Company"), and (the "Optionee" or the "Employee").

    WHEREAS, the Company, USF Acquisition Company, a Delaware corporation and a wholly-owned subsidiary of the Company ("Merger Sub"), and US Foodservice Inc. (f/k/a Unifax Holdings, Inc.), a Delaware corporation ("US Foodservice"), have entered into an Agreement and Plan of Merger dated February 2, 1996 (the "Merger Agreement"), pursuant to which US Foodservice has been merged with and into Merger Sub (the "Merger");

    WHEREAS, WS Holdings Corporation, a Delaware corporation and a wholly-owned subsidiary of US Foodservice ("WS Holdings"), had adopted the Management Stock Option Plan of WS Holdings Corporation (as amended from time to time, the "Plan");

    WHEREAS, pursuant to the Plan, the Optionee has been granted a nonqualified option on March 24, 1995 (the "Grant Date") to purchase shares of Class A Common Stock, par value $.01 per share, of US Foodservice ("US Foodservice Class A Common Stock");

    WHEREAS, such option constituted an option to purchase (as of immediately prior to the Effective Time (as defined in the Merger Agreement) of the Merger) shares of US Foodservice Class A Common Stock, at an exercise price per share of $13.71 (the "Old Option"); and

    WHEREAS, Section 4.1(e) of the Merger Agreement provides that at the Effective Time certain outstanding options to purchase shares of US Foodservice Class A Common Stock or shares of US Foodservice Class B Common Stock, par value $.01 per share (together with US Foodservice Class A Common Stock, "US Foodservice Common Stock"), shall be assumed by the Company and shall constitute an option to acquire shares of its Common Stock, par value $.10 per share ("Stock").

    1. DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.

    2. NUMBER OF SHARES AND OPTION PRICE. The Optionee is hereby granted a nonqualified stock option (the "Option") to purchase an aggregate of shares of Stock pursuant to the terms of this Agreement and the provisions of the Plan. The exercise price of the Option shall be $9.41 per share of Stock issuable hereunder (the "Option Price").

    3. CONDITIONS TO EXERCISABILITY AND PERIOD OF OPTION. (a) This Option (until terminated as hereinafter provided or as provided in the Plan) shall be exercisable to the extent of 100% of the shares of Stock hereinabove specified after the Optionee shall have been in the continuous employ of US Foodservice, Merger Sub, the Company or any Subsidiary (as defined in the Plan) of US Foodservice, Merger Sub or the Company for one full year from the Effective Time. To the extent exercisable, this Option may be exercised in whole or in part from time to time.

    (b) Unless the Option is previously terminated pursuant to this Agreement, the term of the Option and of this Agreement shall terminate upon the expiration of ten years and one day from the Grant Date. Upon the termination of the Option, all rights of the Employee hereunder shall cease.

    (c) The Option may be exercised only to purchase whole and fractional shares of Stock.

    (d) Except as otherwise provided in the Plan, no portion of the Option shall be exercisable unless the Employee at the time of such exercise is, and at all times from the Grant Date has been, in the employ of Rykoff-Sexton, Foodservice or a Subsidiary.

    (e) If the employment of the Employee with Rykoff-Sexton, Foodservice or a Subsidiary terminates for any reason, the period during which the Employee shall be permitted to exercise the Option shall be determined as provided in
Section 11 of the Plan and Rykoff-Sexton and the Employee shall be governed by the provisions of Section 12 of the Plan.

    4. NON-TRANSFERABILITY OF OPTION; DEATH OF EMPLOYEE. The Option and this Agreement shall not be transferable otherwise than by will or by the laws of descent and distribution; and the Option may be exercised, during the lifetime of the Employee, only by him or her, and, in the event of the death of the Employee, only by his or her estate.

    5. EXERCISE OF OPTION. The Option shall be exercised in the following manner or otherwise in accordance with the Plan: the Employee or his or her estate shall deliver to the Company written notice, substantially in the form set forth as Exhibit A hereto, specifying the number of shares of Stock which he elects to purchase and a date, not more than ninety (90) days after the date of such notice, upon which such shares of Stock shall be purchased and payment therefor shall be made. Upon delivery to the Company on such date of cash or certified or bank cashier's check payable to the order of the Company, in an amount equal to the product of the number of shares of Stock specified in such notice and the Option Price, together with payment, by cash or certified or bank cashier's check payable to the order of the Company, of such amount as the Company deems necessary to satisfy its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise or the transfer of shares of Stock thereupon, the shares of Stock so purchased shall thereupon be promptly delivered to the Employee or his or her estate. The Employee and his or her estate will not be deemed to be a holder of any shares of Stock pursuant to exercise of the Option until the date of the issuance of a stock certificate to him or her or his or her estate for such shares. The Employee may specify in any exercise notice that only shares of Stock shall be issued and that if the Company may not then issue shares of Stock the effectiveness of such exercise shall be delayed until such time as the Company may issue shares.

    6. SPECIFIC RESTRICTIONS UPON OPTION SHARES. The Employee hereby agrees with the Company as follows:

         (a) The Employee shall not dispose of any shares of Stock acquired upon exercise of the Option in transactions which, in the opinion of counsel to the Company, violate the Securities Act of 1933, as amended (the "1933 Act"), or the rules and regulations thereunder, or any applicable state securities or "blue sky" laws; and further

         (b) No public offering (otherwise than on a national securities exchange, as defined in the Securities Exchange Act of 1934, as amended) of any shares of Stock acquired upon exercise of the Option shall be made by the Employee (or any other person) under such circumstances that he or she (or such other person) may be deemed an underwriter, as defined in the 1933 Act.

         The Employee further agrees that the Company shall have the authority to endorse upon the certificate or certificates representing the shares of Stock acquired upon exercise of the Option such legends referring to the foregoing restrictions, or any other applicable restrictions, as it may deem appropriate.

    7. NOTICES. Any notice to be given hereunder shall be in writing and shall be deemed given when delivered personally, sent by courier or telecopy or registered or certified mail, postage prepaid, return receipt requested, addressed to the party concerned at the address indicated below or to such other address as such party may subsequently give notice of hereunder in writing:

         To Optionee at:

         To the Company at:

         Rykoff-Sexton, Inc.
         1050 Warrenville Road
         Lisle, Illinois 60532-5201
         Attn: Robert J. Harter, Jr.
               Senior Vice President,
               Human Resources and
               General Counsel
         Telecopy:  (708) 964-0355

    Any notice delivered personally or by courier under this Section 7 shall be deemed given on the date delivered and any notice sent by telecopy or registered or certified mail, postage prepaid, return receipt requested, shall be deemed given on the date telecopied or mailed.

    8. FAILURE TO ENFORCE NOT A WAIVER. The failure of the Company to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

    9. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF DELAWARE.

    10. PROVISIONS OF PLAN. The Option provided for herein is granted pursuant to the Plan, and the Option and this Agreement are in all respects governed by the Plan and subject to all of the terms and provisions thereof, whether such terms and provisions are incorporated in this Agreement solely by reference or are expressly cited herein. The Optionee hereby consents to the amendment and restatement of the Management Stock Option Plan of WS Holdings Corporation in the form of the Plan presented to the Optionee herewith. By signing this Agreement, the Optionee confirms that he has received a copy of the Plan and has had an opportunity to review the contents thereof.

    11. OLD OPTION. This Agreement supersedes and replaces all of the Optionee's rights and benefits under the Agreement dated as of the Grant Date between US Foodservice (f/k/a Unifax Holdings, Inc.) and the Optionee, as amended (the "Prior Option Agreement"). From and after the date of this Agreement, the Prior Option Agreement and the Old Option shall terminate and be of no further force or effect and the Optionee hereby waives and forever relinquishes all rights and benefits thereunder.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                       RYKOFF-SEXTON, INC.




                                       By:
                                          ------------------------------------
                                            Mark Van Stekelenburg
                                            Chairman and Chief
                                              Executive Officer



                                       OPTIONEE


                                       ---------------------------------------

                                                                       EXHIBIT A


                                                      Date:
                                                           --------------------



Rykoff-Sexton, Inc.
1050 Warrenville Road
Lisle, Illinois 60532

Attention:    Robert J. Harter, Jr.
              Senior Vice President,
              Human Resources and General Counsel

         Re:  EXERCISE OF OPTION

Dear Sirs:

    Pursuant to the terms of the Performance Option Agreement (the "Agreement") between us dated ______________, in which you have granted to me an option to purchase a certain number of the shares of common stock, par value $.10 per share (the "Shares"), of Rykoff-Sexton, Inc. ("Rykoff-Sexton") on certain terms and conditions, I hereby give notice that I elect to exercise such option to the extent of ___________ Shares at $_____ per Share. In full payment of the option price for such Shares, as provided in the Agreement, I agree to deliver on _______________ (the "Closing Date") a certified or bank cashier's check to the order of Rykoff-Sexton or cash, in each case, in the amount of $_________ for such exercise. I agree to pay an additional amount equal to any withholding obligation Rykoff-Sexton may have as a result of this exercise.

    I covenant and agree that I shall not dispose of any Shares acquired by exercise of the option in any transaction or transactions which, in the option of counsel to Rykoff-Sexton, may violate the Securities Act of 1933, as amended (the "1933 Act"), or the rules and regulations thereunder or any applicable state securities or "blue sky" laws.

    I further covenant and agree that no public offering (otherwise than on a national securities exchange, as defined in the Securities Act of 1934, as amended) of any Shares acquired by exercise of the option will be made by me or by any successor under such circumstances that I or such successor may be deemed an underwriter, as defined in the 1933 Act.

    I understand that the Company may endorse upon the certificate or certificates representing the Shares acquired upon exercise of the option such legends referring to the foregoing restrictions, or any other applicable restrictions, as it may deem appropriate.

                                  Very truly yours,


                                  ----------------------------------------
                                       (Signature)


                                  ----------------------------------------
                                       (Print Name)


                                  ----------------------------------------

                                  ----------------------------------------

                                  ----------------------------------------
                                       (Address)